Supplement to the
Strategic Advisers® Income Opportunities Fund
April 28, 2018
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Mr. Weaver as of April 30, 2018:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$5,091	$1,186	$3,234
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Strategic Advisers® Income Opportunities Fund ($527 (in millions) assets managed).

As of April 30, 2018, the dollar range of shares of Strategic Advisers® Income Opportunities Fund beneficially owned by Mr. Weaver was none.

SRQB-18-01 1.926383.104	June 21, 2018